Derivative Instruments	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments	Derivative Instruments

The Company's primary market risk exposure is the volatility of future prices for natural gas and NGLs, which can affect the Company's operating results. The Company uses derivative commodity instruments to hedge its cash flows from sales of produced natural gas and NGLs. The overall objective of the Company's hedging program is to protect cash flows from undue exposure to the risk of changing commodity prices.

The derivative commodity instruments used by the Company are primarily swap, collar and option agreements. These agreements may require payments to, or receipt of payments from, counterparties based on the differential between two prices for the commodity. The Company uses these agreements to hedge its NYMEX and basis exposure. The Company may also use other contractual agreements when executing its commodity hedging strategy. The Company typically enters into over the counter (OTC) derivative commodity instruments with financial institutions, and the creditworthiness of all counterparties is regularly monitored.

The Company does not designate any of its derivative instruments as cash flow hedges; therefore, all changes in fair value of the Company's derivative instruments are recognized in operating revenues in the Statements of Consolidated Operations. The Company recognizes all derivative instruments as either assets or liabilities at fair value on a gross basis. These derivative instruments are reported as either current assets or current liabilities due to their highly liquid nature. The Company can net settle its derivative instruments at any time.

Contracts that result in physical delivery of a commodity expected to be sold by the Company in the normal course of business are generally designated as normal sales and are exempt from derivative accounting. Contracts that result in the physical receipt or delivery of a commodity but are not designated or do not meet all of the criteria to qualify for the normal purchase and normal sale scope exception are subject to derivative accounting.

The Company's OTC derivative instruments generally require settlement in cash. The Company also enters into exchange traded derivative commodity instruments that are generally settled with offsetting positions. Settlements of derivative commodity instruments are reported as a component of cash flows from operating activities in the Statements of Consolidated Cash Flows.
With respect to the derivative commodity instruments held by the Company, the Company hedged portions of its expected sales of production and portions of its basis exposure covering approximately 2,184 billion cubic feet (Bcf) of natural gas and 3,055 thousand barrels (Mbbl) of NGLs as of December 31, 2021 and 1,955 Bcf of natural gas and 3,462 Mbbl of NGLs as of December 31, 2020. The open positions at December 31, 2021 and 2020 had maturities extending through December 2027 and December 2024, respectively.

Certain of the Company's OTC derivative instrument contracts provide that, if the Company's credit rating assigned by Moody's Investors Service, Inc. (Moody's), S&P Global Ratings (S&P) or Fitch Ratings Service (Fitch) is below the agreed-upon credit rating threshold (typically, below investment grade), and if the associated derivative liability exceeds the agreed-upon dollar threshold for such credit rating, the counterparty to such contract can require the Company to deposit collateral. Similarly, if such counterparty's credit rating assigned by Moody's, S&P or Fitch is below the agreed-upon credit rating threshold, and if the associated derivative liability exceeds the agreed-upon dollar threshold for such credit rating, the Company can require the counterparty to deposit collateral with the Company. Such collateral can be up to 100% of the derivative liability. Investment grade refers to the quality of a company's credit as assessed by one or more credit rating agencies. To be considered investment grade, a company must be rated "Baa3" or higher by Moody's, "BBB–" or higher by S&P and "BBB–" or higher by Fitch. Anything below these ratings is considered non-investment grade. As of December 31, 2021, the Company's senior notes were rated "Ba1" by Moody's, "BB+" by S&P and "BB+" by Fitch.

When the net fair value of any of the Company's OTC derivative instrument contracts represents a liability to the Company that is in excess of the agreed-upon dollar threshold for the Company's then-applicable credit rating, the counterparty has the right to require the Company to remit funds as a margin deposit in an amount equal to the portion of the derivative liability that is in excess of the dollar threshold amount. The Company records these deposits as a current asset in the Consolidated Balance Sheets. As of December 31, 2021 and 2020, the aggregate fair value of all OTC derivative instruments with credit rating risk-related contingent features that were in a net liability position was $594.9 million and $137.7 million, respectively, for which, the Company deposited and recorded current assets of $0.1 million and $21.1 million, respectively.

When the net fair value of any of the Company's OTC derivative instrument contracts represents an asset to the Company that is in excess of the agreed-upon dollar threshold for the counterparty's then-applicable credit rating, the Company has the right to require the counterparty to remit funds as a margin deposit in an amount equal to the portion of the derivative asset that is in excess of the dollar threshold amount. The Company records these deposits as a current liability in the Consolidated Balance Sheets. As of both December 31, 2021 and 2020, there were no such deposits recorded in the Consolidated Balance Sheets.

When the Company enters into exchange traded natural gas contracts, exchanges may require the Company to remit funds to the corresponding broker as good faith deposits to guard against the risks associated with changing market conditions. The Company is required to make such deposits based on an established initial margin requirement and the net liability position, if any, of the fair value of the associated contracts. The Company records these deposits as a current asset in the Consolidated Balance Sheets. When the fair value of such contracts is in a net asset position, the broker may remit funds to the Company. The Company records these deposits as a current liability in the Consolidated Balance Sheets. The initial margin requirements are established by the exchanges based on the price, volatility and the time to expiration of the contract. The margin requirements are subject to change at the exchanges' discretion. As of December 31, 2021 and 2020, the Company recorded $147.7 million and $61.5 million, respectively, of such deposits as current assets in the Consolidated Balance Sheets.

Refer to Note 5 for a discussion of the derivative liability recorded in connection with the Equitrans Share Exchange (defined therein).
The Company has netting agreements with financial institutions and its brokers that permit net settlement of gross commodity derivative assets against gross commodity derivative liabilities. The table below summarizes the impact of netting agreements and margin deposits on gross derivative assets and liabilities.

	Gross derivative instruments recorded in the Consolidated Balance Sheet	Derivative instruments subject to master netting agreements	Margin requirements with counterparties	Net derivative instruments

December 31, 2021	(Thousands)
Asset derivative instruments at fair value	$543,337	$(468,266)	$—	$75,071
Liability derivative instruments at fair value	2,413,608	(468,266)	(147,773)	1,797,569

December 31, 2020
Asset derivative instruments at fair value	$527,073	$(328,809)	$—	$198,264
Liability derivative instruments at fair value	600,877	(328,809)	(82,552)	189,516